UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2004


                         COMMISSION FILE NUMBER 0-16240

                            JB OXFORD HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

             UTAH                                              95-4099866
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)

9665 Wilshire Blvd., Suite 300  Beverly Hills, California         90212
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (310) 777-8888

Item 4. Changes in Registrant's Certifying Accountant.

During March 2004, the Company solicited proposals from potential audit firms for preparation of the 2004 financial statements for the Company and its subsidiaries. The decision to seek a new audit firm was based, in part, on the fact that the current audit staff is required to transition off the audit under the provisions of The Sarbanes-Oxley Act of 2002. On April 16, 2004 the Company's Audit Committee of the Board of Directors selected BDO Seidman, LLP as its new independent accountant, subject to execution of a mutually agreeable engagement letter. The Company has not consulted the newly engaged accountants during the two most recent fiscal years regarding the application of accounting principles to a specified transaction or any matter that was subject to any disagreement or reportable event under this form.

On April 12, 2004 the Company and its subsidiaries received notification from Ernst & Young LLP that it will not stand for re-election for the audit of the December 31, 2004 financial statements. The audit reports of Ernst & Young on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The audit report issued March 10, 2004 on the consolidated financial statements as of December 31, 2003 was qualified as to uncertainty regarding the Company's recurring operating losses, limited access to capital markets and significant pending litigation, including with respect to the outcome of the pending SEC investigation. See Item 5. Other Events, below.


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During the two most recent fiscal years and the subsequent interim period through April 12, 2004 (date of notice), there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements for any such periods. Ernst & Young LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.

Item 5. Other Events

On April 12, 2004, the Company received a "Wells Notice" from the staff of the SEC's Pacific Regional office, stating its intention to recommend that the SEC institute civil and administrative proceedings against the Company related to the SEC investigation of mutual fund trading practices by its National Clearing Corp subsidiary. As previously reported, the Company's subsidiary, National Clearing Corp., received a similar notice from the SEC in November 2003. Under the Wells procedure, the Company has an opportunity to respond to the SEC before any action is taken. The Company intends to respond promptly and will attempt to seek a prompt resolution of these matters, although there is no assurance that such resolution can be reached or that the ultimate impact on the Company will not be material.

On April 15, 2004, James G. Lewis resigned as President and Chief Operating Officer, and as a director of JB Oxford Holdings, Inc.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits.

      16    Letter from Ernst & Young LLP regarding Change in Certifying
            Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

JB OXFORD HOLDINGS, INC.


By: /s/ Michael J. Chiodo
   --------------------------------
   Michael J. Chiodo, CFO

Dated: April 19, 2004


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